                                                                    EXHIBIT 10.1

                                                               00895300000000416

                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                 (FOR NEW OR USED MOTOR VEHICLES AND EQUIPMENT)

(INTERNATIONAL LOGO)

NAVISTAR FINANCIAL CORPORATION                          AGREEMENT DATE: 4/1/2004

         The undersigned Borrower hereby applies to Navistar Financial Corporation ("Lender") for a loan of the Unpaid Balance shown below, on the following terms and conditions, in connection with the purchase from seller of the equipment described below (the "Goods"). Borrower hereby acknowledges delivery, inspection and acceptance of the Goods, represents that the Goods are being purchased for a business or commercial purpose and authorizes disbursement of loan proceeds to seller in payment for the Goods or other obligations of Borrower.



LENDER INFORMATION:                   BORROWER INFORMATION:
-------------------------------------------------------------------------------------------------------
LENDER NUMBER: 008953-000             Boyd Brothers Transportation, Inc
Navistar Financial Corporation        3275 Hwy 30                                           SSN#/TAX-ID
Rolling Meadows, IL                   Clayton AL 36016                                       CUSTOMER #
   APPROVAL 01379381                  COUNTY: Barbour                      (334)775-1215      04706016
-------------------------------------------------------------------------------------------------------

 DESCRIPTION OF EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
VEHICLE     NEW
YEAR        USED      MANUFACTURER         MODEL          SERIAL NUMBER           EQUIPMENT TYPE      UNIT PRICE      UNIT NUMBER
---------------------------------------------------------------------------------------------------------------------------------
                                               SEE ADDENDUM - SCHEDULE A
---------------------------------------------------------------------------------------------------------------------------------

 DESCRIPTION OF TRADE-IN

---------------------------------------------------------------------------------------------------------------------------------
VEHICLE                                                                             GROSS         LESS AMOUNT         TRADE-IN
YEAR        MANUFACTURER       MODEL       SERIAL NUMBER       BODY TYPE          ALLOWANCE           OWING       (NET ALLOWANCE)
---------------------------------------------------------------------------------------------------------------------------------
                                                 SEE ADDENDUM - SCHEDULE B
----------------------------------------------------------------------------------------------------------------------------------

 INSURANCE COVERAGE                                                   SALE ANALYSIS
----------------------------------------------------------------------------------------------------------------------------------
 NO LIABILITY INSURANCE                                               1. CASH PRICE                                $1,850,253.25
----------------------------------------------------------------------------------------------------------------------------------
 PHYSICAL DAMAGE:                                                     2. SALES AND OTHER TAXES                       $227,896.75
 Physical Damage Insurance satisfactory to Lender is required.        ------------------------------------------------------------
 The Borrower may choose the person through which the insurance       3. CASH PRICE + TAX (1 + 2)                  $2,078,150.00
 is to be obtained or provide such insurance through an existing      ------------------------------------------------------------
 policy subject to Lender's right to refuse to accept any such        4. A. CASH DOWN PAYMENT                              $0.00
 insurer for any reasonable cause. If Physical Damage Insurance       ------------------------------------------------------------
 is included in this Agreement, the cost of insurance shall be           B. TRADE-IN (NET ALLOWANCE)                 $548,600.00
 as set forth in item 6a and the following coverage is provided        ------------------------------------------------------------
 for a term of                 months from the date of delivery.         TOTAL DOWN PAYMENT (A + B)                  $548,600.00
              Deductible Other Than Collision (Specified Perils,      ------------------------------------------------------------
              Comprehensive or Fire, Theft and Combined Additional    5. UNPAID BALANCE OF CASH PRICE (3 LESS 4)   $1,529,550.00
              Coverage, as per attached insurance application.)       ------------------------------------------------------------
                                                                      6  A. PHYSICAL DAMAGE                                $0.00
              Deductible Collision                                    ------------------------------------------------------------
                                                                         B. CREDIT LIFE INSURANCE                          $0.00
                                                                      ------------------------------------------------------------
------------------------------------------------------------------       C. TITLE AND OFFICIAL FEES                        $0.00
Name of Physical Damage Insurance Company      Agent Name/Phone       ------------------------------------------------------------
                                                                         D. DOCUMENTATION FEE                              $0.00
Texas Residents Only: If physical damage insurance is obtained        ------------------------------------------------------------
through the Lender and placed with a county mutual insurance             E. OPTIONAL SERVICE/EXTENDED WARRANTY             $0.00
company, the premium or rate of charge is not fixed or approved       ------------------------------------------------------------
by the Texas State Board of Insurance.                                   F. OTHER                                     $28,750.00
CREDIT LIFE INSURANCE IS NOT REQUIRED.                                ------------------------------------------------------------
If a charge is included in 6b it is understood that credit life          TOTAL OTHER CHARGES (TOTAL OF 6A TO 6F)      $28,750.00
insurance is requested in this Agreement and the Borrower signing     ------------------------------------------------------------
below is the insured. Borrower hereby acknowledges receipt of a       7. PRINCIPAL BALANCE (5 + 6)                 $1,558,300.00
certificate containing the terms of such insurance through Agent:     ------------------------------------------------------------
                                                                      8. INTEREST CHARGES                            $201,215.70
                                                                      ------------------------------------------------------------
------------------------------------------------------------------    9. TOTAL PAYMENTS (7 + 8)                    $1,759,515.70
Name of Credit Life Insurance Company           Agent Name/Phone      ------------------------------------------------------------
                                                                      10. DEFERRED PAYMENT PRICE (3 + 6 + 8)       $2,308,115.70
----------------------------------------------------------------------------------------------------------------------------------
11. Payment Schedule - Borrower agrees to pay Lender the TOTAL PAYMENTS (Item 9 above) as set forth below payable on the same day of each successive month:

----------------------------------------------------------------------------------------------------------------------------------
   # of         Amount of                                    Amount of                                     Amount of
 Payments        Payment      Beginning     # of Payments     Payment     Beginning     # of Payments       Payment      Beginning
----------------------------------------------------------------------------------------------------------------------------------
    59         $29,822.30     6/1/2004
----------------------------------------------------------------------------------------------------------------------------------

FOR USE IN SOUTH CAROLINA ONLY: WAIVER OF HEARING PRIOR TO IMMEDIATE POSSESSION:
BORROWER HEREBY EXPRESSLY AGREES THAT, SHOULD THE LENDER BE ENTITLED TO POSSESSION OF THE GOODS DESCRIBED ABOVE OR ITS PROCEEDS UNDER THE TERMS OF THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH (INCLUDING ANY FURTHER EXTENSIONS, RENEWALS, ETC.) BORROWER WAIVES ITS RIGHT TO NOTICE AND AN OPPORTUNITY TO BE HEARD PRIOR TO REPOSSESSION OF THE GOODS BY THE LENDER.

NOTICE TO BORROWER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS BLANK SPACES. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THE AGREEMENT WHEN YOU SIGN IT 3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (A) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE INTEREST CHARGES BASED ON THE ACTUARIAL METHOD UNLESS ANOTHER METHOD IS REQUIRED BY LAW; (B) TO REDEEM THE GOODS IF REPOSSESSED FOR DEFAULT; (C) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE GOODS IF REPOSSESSED. 4. IF YOU DESIRE TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE, THE AMOUNT OF REFUND YOU ARE ENTITLED TO, IF ANY, WILL BE FURNISHED UPON REQUEST. 5. IN TEXAS, THIS AGREEMENT MAY BE SUBJECT IN WHOLE OR IN PART TO TEXAS LAW WHICH IS ENFORCED BY THE CONSUMER CREDIT COMMISSIONER, 2601 NORTH LAMAR, AUSTIN,
TEXAS 78705-4207. TELEPHONE (512) 479-1285, (214) 263-2016, (713) 461-4074.





--------------------------------------------------------------------------------
PAGE 1 OF 3

   COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc

                             ADDITIONAL PROVISIONS             00895300000000416

LATE PAYMENTS: In addition to promising to pay the "Total Payments" as set forth above, Borrower promises to pay past due interest accrued from maturity on each installment in default more than 10 days at the highest rate permitted by law. Borrower also agrees to pay all expenses actually incurred, including attorney fees, in collecting any amount payable under this Agreement, all to the extent allowed by law.

PARTIES: As used herein, "Borrower" shall include all persons or entities who sign as "Borrower(s)." "Lender" shall mean Navistar Financial Corporation, its successors and assigns. "Affiliates" shall include all entities directly or indirectly controlling or controlled by, or under common control with Lender including but not limited to, Harco Leasing Company, Inc. and Navistar Leasing Company. Upon notice of assignment, Borrower agrees to make payments hereunder directly to assignee. Assignee shall be entitled to all rights of Lender free from any defense, set-off or counterclaim by the Borrower against the Lender, except as required by law. Seller shall not be the agent of Lender for transmission of payments or otherwise.

NO WARRANTIES BY LENDER: Borrower agrees that Lender is neither the seller nor the manufacturer of the Goods, and has not made and does not make any representation, warranty or covenant with respect to the Goods, either express or implied, written or oral, including but not limited to any representation, warranty or covenant with respect to condition, quality, safety, durability, merchantability, or fitness for a particular purpose. Borrower selected the Goods and hereby agrees that any and all claims that Borrower has or may in the future have against the seller and/or manufacturer shall not be asserted as an offset against Lender, including but not limited to any claims in product liability.

USE OF PROPERTY: Borrower shall hold and use the Goods at its risk and expense with respect to loss or damages, and taxes and charges of every kind; shall take proper care of the Goods and shall not abuse or misuse the same; shall not sell, assign or transfer its interest in the Goods or remove the Goods from the jurisdiction in which they now reside without the prior written consent of Lender; shall not use the Goods for any illegal purpose and shall not attach any of the Goods to any real estate or to any other property in such a manner as to become a part thereof. If Borrower fails to pay said taxes and said charges, Lender may, at its election, either do so and charge same to Borrower or treat such failure as a breach of condition of this agreement. Any amount so paid by the Lender shall become a part of the indebtedness secured hereunder.

PHYSICAL DAMAGE INSURANCE: If a cost for physical damage insurance is included in the Agreement, Borrower hereby assigns to Lender the right to cancel such insurance. If any insurance included in this Agreement is cancelled, whether by request of the Borrower or the Lender, or action of the Insurance Company, Lender is hereby authorized on behalf of Borrower to receive any unearned premium refund. If no cost of physical damage insurance is included in this Agreement, Borrower agrees to promptly insure the Goods at its own expense with a company acceptable to the Lender against loss by fire, theft and collision for the period of the term of this Agreement and in such amounts and upon such terms as are acceptable to Lender. Borrower specifically covenants to name Lender as loss payee as its interest may appear. Lender may, in its sole discretion, apply any proceeds of insurance received by it to any indebtedness owed by Borrower to Lender or its Affiliates.

PLACEMENT OF PHYSICAL DAMAGE INSURANCE: Unless Borrower provides Lender with evidence of the insurance coverage required by this Agreement, Lender may, but will not be obligated to, purchase insurance at Borrower's expense to protect Lender's interest in the Goods. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Goods. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained other insurance as required by the Agreement. If Lender purchases insurance for the Goods, Borrower will be responsible for the costs of such insurance including interest and any other charge Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The cost of the insurance may be added to Borrower's outstanding balance due and owing Lender under the Agreement. The cost of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.

SECURITY INTEREST: In order to secure performance and payment of the loans made by Lender to Borrower and all of Borrower's obligations and indebtedness hereunder and of all other amounts due or to become due hereunder and to secure each and every other obligation or indebtedness of every kind and description and howsoever arising, now or hereafter owing by Borrower to Lender or its Affiliates, Lender hereby retains, and Borrower hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the Goods described above, together with all replacements, repairs and accessions thereto and cash and the non-cash proceeds (including insurance proceeds) thereof. The security interest hereby granted is a separate, independent security interest that is in addition to, and not in substitution for, any and all security interests heretofore or hereafter granted by Borrower to Lender. This Agreement is not an amendment to or modification of, or a waiver or release by Lender of, any term, provision or condition of any other agreement between Borrower and Lender. Further, Lender hereby retains and Borrower hereby grants a security interest in the proceeds of any physical damage, credit life and or disability insurance for which a charge is stated above or which is supplied by Borrower, and if a charge for any such insurance has been included in this Agreement, a security interest in the refund of any unearned premiums in the event such insurance is terminated or canceled for any reason. Borrower will not grant any other security interest in and to the Goods described above, without the prior written consent of Lender. Borrower shall cause, or cooperate with Lender in causing, Lender's security interest in the Goods to become properly perfected under state law through filing of a financing statement or notation on appropriate perfection documents.

DEFAULT: For use in all states except Louisiana. Time is of the essence hereof and if Borrower defaults in any one of the payments on the loan or other payment provided for herein when due or breaches any other covenant or condition of this Agreement, or any other contract or agreement between Borrower and Lender or its Affiliates or if the Goods are levied upon, or Borrower becomes bankrupt or insolvent or a petition in bankruptcy is filed by or against the Borrower, then Lender may, in its sole option and discretion in any such event declare the total amount unpaid hereunder, including accrued delinquency charges, and excluding unearned interest, immediately due and payable and may take possession of the Goods in a lawful manner wherever found without notice, demand or legal process, or may require the Borrower to assemble the Goods and make them available to the Lender at a place to be designated by the Lender, and where not prohibited by law, may sell the same at public or private sale, with or without notice, at which sale Lender may become the purchaser, may deduct from the proceeds of any such sale all taxes and charges due on the Goods and all expenses of taking, removing, holding, repairing and selling the Goods, and may apply the net proceeds to any indebtedness of Borrower, returning to Borrower any surplus or holding Borrower liable for any deficiency; and in consideration of the use of the Goods and for diminution in saleable value thereof, Lender may retain all payments made; or Lender may pursue any other remedy provided by law. Lender may accept partial payments of any sum due without waiving or otherwise modifying the terms of this Agreement and the waiver by Lender of a breach of any condition of this Agreement shall not constitute a waiver of any subsequent breach whether or not of a like character. In the event of bankruptcy or other insolvency proceedings, in addition to the above remedies, the Lender shall be entitled to any rental or other income produced by the Goods prior to their release to Lender.



--------------------------------------------------------------------------------
Page 2 of 3   COMMERCIAL LOAN AND SECURITY AGREEMENT FOR:

                                              Boyd Brothers Transportation, Inc.

                      ADDITIONAL PROVISIONS - (CONTINUED)      00895300000000416
--------------------------------------------------------------------------------
DEFAULT: FOR USE IN LOUISIANA ONLY. Borrower does hereby confess judgment in favor of the Lender or any subsequent holder of this Agreement for principal, interest, attorney's fees, and costs; and does hereby declare that if any one of the payments on the loan or other payment provided for herein is not fully paid when due, if default be made in compliance with any condition or covenant herein, or proceedings in bankruptcy, insolvency or receivership be instituted by or against the Borrower, or if any action is taken looking toward the appointment of a receiver, syndic or curata of Borrower or if the property be used in violation of any state or Federal law, such violation shall constitute a breach of this Agreement which shall ipso facto be immediately due and exigible in its entirety and the Borrower may cause all and singular the goods herein described to be seized and sold under executory or other legal process in any court, without appraisement, to the highest bidder, payable cash. Borrower hereby specifically waives the three (3) day notice of demand provided by
Article 2639 of the Louisiana Code of Civil Procedure and Notice of Appraisement set forth under Article 2723 of the Louisiana Code of Civil Procedure and all pleas of division and discussion and the benefit of appraisement or Lender may and is hereby authorized to take immediate possession of the goods wherever found without process of law and to hold same until the amount due and either at public or private sale without demand for performance or without notice to the Borrower, with or without having the Goods at the place of sale. The Lender, or future holder of this Agreement, shall have the right to bid at any public sale. From the proceeds of any such sale, the Lender, or future holder of this Agreement, shall deduct all expenses for retaking, repairing and selling the Goods, including a reasonable attorney's fee. Pursuant to the authority of Louisiana Revised Statutes 9:5136 et. Seq., Borrower hereby appoints Lender, or its designee, to be keeper or receiver of the collateral herein described who, at its option, may take possession thereof and administer same immediately upon any seizure incident to any legal action brought by Lender.
--------------------------------------------------------------------------------

CO-BORROWER: The obligation of any co-borrower hereunder shall be primary and the co-borrower shall be jointly and severally liable with the Borrower for payment in full of all amounts due or to become due pursuant to the terms and conditions of this Agreement.

GENERAL: Borrower hereby covenants that all facts and information contained herein and in the credit application are true and correct as of the date hereof and specifically warrants that there are no other amounts owing on the trade-in equipment except as may be indicated herein. Renewal, extension, or assignment of this Agreement shall not release Borrower or Co-Borrower from any obligations hereunder.

POWER OF ATTORNEY: Borrower hereby irrevocably authorizes and empowers Lender to execute, sign, and file on Borrower(s) behalf any financing statement, continuation statement or any other document related to the perfection or protection of the security interest hereby created, if allowed by law. This Power of Attorney being coupled with an interest is irrevocable, and a photocopy or other facsimile thereof shall constitute proof of Agent's continuing authorization to act on behalf of Principal in all matters referred to above.

SAVINGS CLAUSE: Should any provision of this Agreement be or become invalid, illegal, prohibited or unenforceable by law or otherwise, then such provision shall be void; however, such impairment shall not in any way invalidate or impair the remainder of this Agreement or any other of its provisions. If the rate of interest or other charges set forth hereunder shall exceed the applicable maximum, then such rate shall be reduced to such maximum and any excess interest or charge that may have been collected shall, at the option of the Borrower, either be refunded in cash or applied as a credit to unpaid principal. In no event shall Borrower be obligated to pay such excess charges.

APPLICATION OF PAYMENTS: Each payment received on the loan shall be applied first to accrued interest and delinquency charges and then to the balance of any amount financed then outstanding.

ACCEPTANCE BY LENDER, CHOICE OF LAW: This Agreement is not binding until accepted by Lender in Illinois. Except as prohibited by law, the construction and validity of this Agreement shall be controlled by the law of Illinois, where this Agreement is entered into, and applicable federal law. This Agreement is entered into in Illinois and all loans made by the Lender will be extended from Illinois.

WAIVER OF JURY TRIAL: BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT.

--------------------------------------------------------------------------------

                       THIS SPACE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------


All payments shall be paid to Lender at P.O. Box 96070, Chicago, IL 60693-6070 or as otherwise directed by Lender to Borrower in writing. Telephone inquiries should be directed to Navistar Financial Corporation (847) 734-4000. All other correspondence should be sent to Lender at P.O. Box 4024, Attn: FSC, Schaumburg, IL 60168-4024

--------------------------------------------------------------------------------------------------------------------------------
BORROWER HAS READ AND AGREES TO ALL TERMS, PROVISIONS AND CONDITIONS CONTAINED IN THIS THREE PAGE AGREEMENT, AGREES THAT THIS
AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN BORROWER AND LENDER RELATING TO THIS LOAN FOR THE PURCHASE OF THE GOODS, AND
SUPERSEDES ALL PREVIOUS AGREEMENTS, EXCEPT AS TO AGREEMENTS BETWEEN BORROWER AND LENDER.
--------------------------------------------------------------------------------------------------------------------------------
This Agreement is subject to the terms of the Retail            BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY
Financing Arrangement between the Lender and Seller.            ---------------------------------------------------------------
Initial for:                                                    NAME OF BORROWER:
                                                                Boyd Brothers Transportation, Inc
Non-Recourse ___________ Guaranty _______                       (Name of individual(s), corporation of partnership.
                                                                Give trade style, if any after name.)
AUTHORIZED SIGNATURE FOR SELLER

BY                                                              BY                                      TITLE
   ------------------------------------------------                ---------------------------------          --------------------
   (Signature of Owner, Officer, or        (Title)                 (If corporation, authorized party must sign and show corporate
          Authorized Rep.)                                         title, if partnership, a general partner must sign, if
---------------------------------------------------                owner(s) or partner show which.)
LENDER'S ACCEPTANCE
---------------------------------------------------
Lender: Navistar Financial Corporation
        Accepted by Lender at: 2850 West Golf Road,
        Rolling Meadows, IL, 60008

BY                                    DATE                      BY                                      TITLE
   -----------------------------------------------------           ---------------------------------          --------------------
      Authorized Representative                                    (Co-Borrower/Co-Signer/Guarantor)


--------------------------------------------------------------------------------
Page 3 of 3

   COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Brothers Transportation, Inc

                     COMMERCIAL LOAN AND SECURITY AGREEMENT    00895300000000325
                                   SCHEDULE A

(INTERNATIONAL LOGO)

Navistar Financial Corporation                          Agreement Date: 4/1/2004


LENDER INFORMATION:                    BORROWER INFORMATION:
-------------------------------------------------------------------------------------
LENDER NUMBER: 008953-000              Boyd Bros Transp                (334) 775-1215
Navistar Financial Corporation         3275 Hwy 30                      SSN#/TAX-ID
Rolling Meadows, IL                    Clayton AL 36016                  CUSTOMER #
  APPROVAL 01379381                      COUNTY: Barbour                  04706016
-------------------------------------------------------------------------------------


DESCRIPTION OF EQUIPMENT

-------------------------------------------------------------------------------------------------------------------
VEHICLE  NEW
YEAR     USED   MANUFACTURER       MODEL         SERIAL NUMBER         EQUIPMENT TYPE    UNIT PRICE     UNIT NUMBER
-------------------------------------------------------------------------------------------------------------------
2005     New    International      9400          2HSCNSBR15C024353     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR35C024354     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR55C024355     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR75C024356     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR95C024357     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR05C024358     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR25C024359     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR95C024360     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR05C024J61     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR25C024362     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR45C024363     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR65C024364     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR85C024365     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBRX5C024366     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR15C024367     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR35C024368     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR55C024369     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR15C024370     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR35C024371     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR55C024372     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR75C024373     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR95C024374     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR05C024375     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR25C024376     Sleeper Tractor   $74,010.13
2005     New    International      9400          2HSCNSBR45C024377     Sleeper Tractor   $74,010.13






                          TOTAL COLLATERAL COUNT = 25
--------------------------------------------------------------------------------
LENDER: NAVISTAR FINANCIAL CORPORATION         BORROWER: BOYD BROS TRANSP


BY                             BY                         TITLE
   ------------------------       ----------------------        ----------------

LENDER'S ACCEPTANCE                                  Accepted by Lender at:
Lender: Navistar Financial Corporation               2850 West Golf Road,
                                                     Rolling Meadows, IL 60008

BY                                       DATE  4/2/04
     ----------------------------------        ---------
        Authorized Representative


--------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Bros Transp

                                                        SCHEDULE A   Page 1 of 1

                     COMMERCIAL LOAN AND SECURITY AGREEMENT    00895300000000325
                                   SCHEDULE B

(INTERNATIONAL LOGO)

Navistar Financial Corporation                          Agreement Date: 4/1/2004

LENDER INFORMATION:                    BORROWER INFORMATION:
-------------------------------------------------------------------------------------
LENDER NUMBER: 008953-000              Boyd Bros Transp                (334) 775-1215
Navistar Financial Corporation         3275 Hwy 30                      SSN#/TAX-ID
Rolling Meadows, IL                    Clayton AL 36016                  CUSTOMER #
  APPROVAL 01379381                      COUNTY: Barbour                  04706016
-------------------------------------------------------------------------------------


DESCRIPTION OF TRADE-IN

------------------------------------------------------------------------------------------------------------------------------
VEHICLE                                                                            GROSS       LESS AMOUNT         TRADE-IN
YEAR     MANUFACTURER       MODEL            SERIAL NUMBER         BODY TYPE     ALLOWANCE        OWING         (NET ALLOWANCE)
-------------------------------------------------------------------------------------------------------------------------------
1999     International      9900             2HSFTASR8XC032854                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR1XC032856                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR3XC032857                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR5XC032858                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR7XC032859                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR3XC032860                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR7XC038628                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR9XC038629                  $20,874.00        $0.00           $23,874.00
1999     International      9900             2HSFTASR5XC038630                  $28,374.00        $0.00           $28,374.00
1999     International      9900             2HSFTASR7XC038631                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR0XC038633                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR2XC038634                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR4XC038635                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR6XC038636                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR8XC038637                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR1XC038640                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR1XC038639                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR7XC032862                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR9XC032863                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR0XC032864                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR4XC032866                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR8XC032868                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASRXXC032869                  $22,124.00        $0.00           $22,124.00
1999     International      9900             2HSFTASR6XC032870                  $20,874.00        $0.00           $20,874.00
1999     International      9900             2HSFTASR8XC032871                  $20,874.00        $0.00           $20,874.00



                           TOTAL TRADE-IN COUNT = 25
--------------------------------------------------------------------------------
LENDER: NAVISTAR FINANCIAL CORPORATION         BORROWER: BOYD BROS TRANSP


BY                             BY                         TITLE President
   ------------------------       ----------------------        ----------------

LENDER'S ACCEPTANCE                                  Accepted by Lender at:
Lender: Navistar Financial Corporation               2850 West Golf Road,
                                                     Rolling Meadows, IL 60008

BY                                       DATE  4/2/04
     ----------------------------------        ---------
        Authorized Representative


--------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Bros Transp

                                                         SCHEDULE B  Page 1 of 1

                             AMORTIZATION SCHEDULE             00895300000000325



(INTERNATIONAL LOGO)

Navistar Financial Corporation                                Fax   847 734 4020
P.O Box 4024, Schaumburg, IL 60168-4024                       Phone 847 734 4000



       Customer Name: Boyd Bros Transp

----------------------------------------------------------------------------------------------------------------------------------
     AMOUNT TO FINANCE:   $1,541,050.00            DATE OF NOTE: 4/1/2004                  PAYMENT PLAN: Other

         TOTAL FINANCE:     $198,988.03     DATE FINANCE BEGINS: 4/1/2004                 REBATE METHOD: Actuarial

        TOTAL PAYMENTS:   $1,740,038.03                     APR: 4.80                              TERM: 60

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Period             Date      Principal Payment     Period Finance      Payment Amount   Finance Remaining     Principal Remaining
----------------------------------------------------------------------------------------------------------------------------------
               Total                     $0.00              $0.00       $1,740,038.03         $198,988.03           $1,541,050.00
1              05/01/04                  $0.00          $6,164.20               $0.00         $192,823.83           $1,547,214.20
2              06/01/04             $23,303.31          $6,188.86          $29,492.17         $186,634.97           $1,523,910.89
3              07/01/04             $23,396.54          $6,095.63          $29,492.17         $180,539.34           $1,500,514.35
4              08/01/04             $23,490.11          $6,002.06          $29,492.17         $174,537.28           $1,477,024.24
5              09/01/04             $23 584.08          $5,908.09          $29,492.17         $168,629.19           $1,453,440.16
6              10/01/04             $23,678.40          $5,813.77          $29,492.17         $162,815.42           $1,429,761 76
7              11/01/04             $23,773.13          $5,719.04          $29,492.17         $157,096.38           $1,405,988.63
8              12/01/04             $23,868.22          $5,623.95          $29,492.17         $151,472.43           $1,382,120.41
9              01/01/05             $23,963.68          $5,528.49          $29,492.17         $145,943.94           $1,358,156.73
10             02/01/05             $24,059.55          $5,432.62          $29,492.17         $140,511.32           $1,334,097.18
11             03/01/05             $24,155.77          $5,336.40          $29,492.17         $135,174.92           $1,309,941.41
12             04/01/05             $24,252.41          $5,239.76          $29,492.17         $129,935.16           $1,285,689.00
13             05/01/05             $24,349.42          $5,142.75          $29,492.17         $124,792.41           $1,261,339.58
14             06/01/05             $24,446.82          $5,045.35          $29,492.17         $119,747.06           $1,236,892.76
15             07/01/05             $24,544.59          $4,947.58          $29,492.17         $114,799.48           $1,212,348.17
16             08/01/05             $24,642.78          $4,849.39          $29,492.17         $109,950.09           $1,187,705.39
17             09/01/05             $24,741.34          $4,750.83          $29,492.17         $105,199.26           $1,162,964.05
18             10/01/05             $24,840.31          $4,651.86          $29,492.17         $100,547.40           $1,138,123.74
19             11/01/05             $24,939.68          $4,552.49          $29,492.17          $95,994.91           $1,113,184.06
20             12/01/05             $25,039.43          $4,452.74          $29,492.17          $91,542.17           $1,088,144.63
21             01/01/06             $25,139.60          $4,352.57          $29,492.17          $87,189.60           $1,063,005.03
22             02/01/06             $25,240.15          $4,252.02          $29,492.17          $82,937.58           $1,037,764.88
23             03/01/06             $25,341.11          $4,151.06          $29,492.17          $78,786.52           $1,012,423.77
24             04/01/06             $25,442.47          $4,049.70          $29,492.17          $74,736.82             $986,981.30
25             05/01/06             $25,544.24          $3,947.93          $29,492.17          $70,788.89             $961,437.06
26             06/01/06             $25,646.43          $3,845.74          $29,492.17          $66,943.15             $935,790.63
27             07/01/06             $25,749.00          $3,743.17          $29,492.17          $63,199.98             $910,041.63
28             08/01/06             $25,852.01          $3,640.16          $29,492.17          $59,559.82             $884,189.62
29             09/01/06             $25,955.41          $3,536.76          $29,492.17          $56,023.06             $858,234.21
30             10/01/06             $26,059.24          $3,432.93          $29,492.17          $52,590.13             $832,174.97
31             11/01/06             $26,163.47          $3,328.70          $29,492.17          $49,261.43             $806,011.50
32             12/01/06             $26,268.12          $3,224.05          $29,492.17          $46,037.38             $779,743.38
33             01/01/07             $26,373.19          $3,118.98          $29,492.17          $42,918.40             $753,370.19
34             02/01/07             $26,478.69          $3,013.48          $29,492.17          $39,904.92             $726,891.50
35             03/01/07             $26,584.61          $2,907.56          $29,492.17          $36,997.36             $700,306.89
36             04/01/07             $26,690.94          $2,801.23          $29,492.17          $34,196.13             $673,615.95
37             05/01/07             $26,797.71          $2,694.46          $29,492.17          $31,501.67             $646,818.24
38             06/01/07             $26,904.89          $2,587.28          $29,492.17          $28,914.39             $619,913.35
39             07/01/07             $27,012.52          $2,479.65          $29,492.17          $26,434.74             $592,900.83
40             08/01/07             $27,120.57          $2,371.60          $29,492.17          $24,063.14             $565,780.26
41             09/01/07             $27,229.05          $2,263.12          $29,492.17          $21,800.02             $538,551.21
42             10/01/07             $27,337.96          $2,154.21          $29,492.17          $19,645.81             $511,213.25
43             11/01/07             $27,447.32          $2,044.85          $29,492.17          $17,600.96             $483,765.93
44             12/01/07             $27,557.11          $1,935.06          $29,492.17          $15,665.90             $456,208.82
45             01/01/08             $27,667.33          $1,824.84          $29,492.17          $13,841.06             $428,541.49
46             02/01/08             $27,778.00          $1,714.17          $29,492.17          $12,126.89             $400,763.49
47             03/01/08             $27,889.12          $1,603.05          $29,492.17          $10,523.84             $372,874.37
48             04/01/08             $28,000.67          $1,491.50          $29,492.17           $9,032.34             $344,873.70
----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Bros Transp

                                            AMORTIZATION SCHEDULE    PAGE 1 OF 2

                             AMORTIZATION SCHEDULE             00895300000000325



(INTERNATIONAL LOGO)

Navistar Financial Corporation                                Fax   847 734 4020
P.O Box 4024, Schaumburg, IL 60168-4024                       Phone 847 734 4000



       Customer Name: Boyd Bros Transp

------------------------------------------------------------------------------------------------------------------------------------
    AMOUNT TO FINANCE:            $1,541,050.00                    DATE OF NOTE: 4/1/2004                 PAYMENT PLAN: Other

        TOTAL FINANCE:              $198,988.03             DATE FINANCE BEGINS: 4/1/2004                REBATE METHOD: Actuarial

       TOTAL PAYMENTS:            $1,740,038.03                             APR: 4.80                             TERM: 60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Period          Date           Principal Payment    Period Finance     Payment Amount      Finance Remaining    Principal Remaining
------------------------------------------------------------------------------------------------------------------------------------
 49            05/01/08             $28,112.68          $1,379.49         $29,492.17           $7,652.85              $316,761.02
 50            06/01/08             $28,225.12          $1,267.05         $29,492.17           $6,385.80              $288,535.90
 51            07/01/08             $28,338.03          $1,154.14         $29,492.17           $5,231.66              $260,197.87
 52            08/01/08             $28,451.38          $1,040.79         $29,492.17           $4,190.87              $231,746.49
 53            09/01/08             $28,565.18            $926.99         $29,492.17           $3,263.88              $203,181.31
 54            10/01/08             $28,679.45            $812.72         $29,492.17           $2,451.16              $174,501.86
 55            11/01/08             $28,794.16            $698.01         $29,492.17           $1,753.15              $145,707.70
 56            12/01/08             $28,909.34            $582.83         $29,492.17           $1,170.32              $116,798.36
 57            01/01/09             $29,024.98            $467.19         $29,492.17             $703.13               $87,773.38
 58            02/01/09             $29,141.07            $351.10         $29,492.17             $352.03               $58,632.31
 59            03/01/09             $29,257.64            $234.53         $29,492.17             $117.50               $29,374.67
 60            04/01/09             $29,374.67            $117.50         $29,492.17               $0.00                    $0.00
               Total             $1,541,050.00        $198,988.03      $1,740,038.03               $0.00                    $0.00













--------------------------------------------------------------------------------
          THIS SCHEDULE MAY NOT REFLECT THE ACTUAL NET BALANCE OWING IF
                 THE CONTRACT IS TERMINATED PRIOR TO MATURITY.
--------------------------------------------------------------------------------
LENDER: NAVISTAR FINANCIAL CORPORATION         BORROWER: BOYD BROS TRANSP


BY                             BY                         TITLE
   ------------------------       ----------------------        ----------------

LENDER'S ACCEPTANCE                                  Accepted by Lender at:
Lender: Navistar Financial Corporation               2850 West Golf Road,
                                                     Rolling Meadows, IL 60008

BY                                       DATE
     ----------------------------------        ---------
        Authorized Representative


--------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR: Boyd Bros Transp

                                            Amortization Schedule    Page 2 of 2